                                                                   Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04

      MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                          DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                           FORM NO.     ATTACHED       ATTACHED
------------------                                                                           --------     --------     -----------
Schedule of Cash Receipts and Disbursements                                                  MOR - 1A        x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                       MOR - 1B        x
Statement of Operations                                                                      MOR - 2
Balance Sheet                                                                                MOR - 3
Status of Postpetition Taxes                                                                 MOR - 4         x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                            x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                   x
Summary of Unpaid Postpetition Debts                                                         MOR - 4         x
    Listing of aged accounts payable                                                                         x
Accounts Receivable Aging                                                                    MOR - 5         x
Debtor Questionnaire                                                                         MOR - 5         x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                                  Authorized Signatory
--------------------------------------                     --------------------------------------------
Signature of Responsible Party                             Title

Montgomery W. Cornell                                      3/23/2004
--------------------------------------                     --------------------------------------------
Printed Name of Responsible Party                          Date

PREPARER:

/s/ John P. Boyle                                          Chief Accounting Officer
--------------------------------------                     --------------------------------------------
Signature of Preparer                                      Title


John P. Boyle                                              3/23/2004
--------------------------------------                     --------------------------------------------
Printed Name of Preparer                                   Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 02/01/04 - 02/29/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                CURRENT MONTH                      CUMULATIVE FILING TO DATE
                                               -------------------------------------------------   -------------------------
                                                         Debtor              Non-Debtor (k)              Actuals
                                               -------------------------------------------------   -------------------------
CASH BEGINNING                                                      1,638                 5,010                     7,565
----------------------------------------------------------------------------------------------------------------------------

RECEIPTS
Owned Domestic Lease Payments                                         353                     -                    21,211
Securitization Collections / (Transfers) (a)                            -                 2,387                   240,022
Repayment From / (To) Trusts                                            -                     -                        89
Owned International Lease Payments (b)                                416                     -                     7,696
International Bank Transfers In (l)                                   228                     -                     2,995
Receipts on Behalf of Affiliates                                      800                     -                     3,614
DIP Advances                                                        1,300                     -                    19,507
Other Receipts (c)                                                 26,622                     -                    43,552
                                               -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                     29,719                 2,387                   338,686
----------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)                                                       (492)                    -                    (5,133)
Benefits (d)(e)                                                       (78)                    -                      (615)
Building Costs (f)                                                   (107)                    -                    (1,070)
Equipment Costs                                                       (79)                    -                    (1,084)
Auto, Travel & Entertainment                                          (22)                    -                      (153)
Outside Services (g)                                                   52                     -                      (325)
Sales & Use Taxes                                                     (40)                    -                    (1,305)
Debt Repayment to Banks (b)(h)                                       (307)                    -                    (5,442)
International Bank Transfers Out (l)                                  (40)                    -                    (4,048)
Servicer Disbursements (a)                                              -                (7,155)                 (243,759)
Payments on Behalf of Affiliates (i)                                 (849)                   51                    (3,802)
Other Expense (j)                                                    (543)                    -                    (1,788)

DIP Repayments                                                    (23,742)                    -                   (47,298)
DIP Operating Reserve (o)                                            (860)                    -                   (14,395)
DIP Fees                                                           (1,559)                    -                    (1,917)
Professional Fees (p)                                                 (65)                    -                   (11,064)
U.S. Trustee Quarterly Fees                                             -                     -                      (134)
                                               -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               (28,731)               (7,104)                 (343,332)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                         988                (4,717)                   (4,646)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                                   2,626                   293                     2,919
----------------------------------------------------------------------------------------------------------------------------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                    (28,731)
   Transfers to Debtor in Possession Accounts                                                -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                  -
   Payments on Behalf of Affiliates (i)                                                    849
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                        (27,882)



See footnotes following MOR - 1B.

                                                                        MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.

CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 02/01/04 - 02/29/04



BANK RECONCILIATIONS
(in thousands)

                                                      DEBTOR ACCOUNTS                      NON-DEBTOR ACCOUNTS        CURRENT MONTH
                                        ----------------------------------------------------------------------------  -------------
                                           Debtor Operating      International (m)     Restricted (k)   Lockbox (a)      Actuals
                                        ----------------------------------------------------------------------------  -------------
CASH BEGINNING OF MONTH                           784                854                4,373            637                6,648
----------------------------------------------------------------------------------------------------------------------------------

RECEIPTS
Owned Domestic Lease Payments                     353                  -                    -              -                  353
Securitization Collections /
(Transfers) (a)                                     -                  -                1,965            422                2,387
Repayment From / (To) Trusts                        -                  -                    -              -                    -
Owned International Lease Payments (b)              -                416                    -              -                  416
International Bank Transfers In (l)                 -                228                    -              -                  228
Receipts on Behalf of Affiliates                  800                  -                    -              -                  800
DIP Advances                                    1,300                  -                    -              -                1,300
Other Receipts (c)                             26,605                 17                    -              -               26,622
                                        ------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                 29,058                661                1,965            422               32,106
----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)                                   (492)                 -                    -              -                 (492)
Benefits (d)(e)                                   (62)               (16)                   -              -                  (78)
Building Costs (f)                               (104)                (3)                   -              -                 (107)
Equipment Costs                                   (79)                 -                    -              -                  (79)
Auto, Travel & Entertainment                      (14)                (8)                   -              -                  (22)
Outside Services (g)                               (2)                54                    -              -                   52
Sales & Use Taxes                                 (40)                 -                    -              -                  (40)
Debt Repayment to Banks (b)(h)                      -               (307)                   -              -                 (307)
International Bank Transfers Out (l)                -                (40)                   -              -                  (40)
Servicer Disbursements (a)                          -                  -               (6,444)          (711)              (7,155)
Payments on Behalf of Affiliates (i)             (849)                 -                   51              -                 (798)
Other Expense (j)                                (398)              (145)                   -              -                 (543)

DIP Repayments                                (23,742)                 -                    -              -              (23,742)
DIP Operating Reserve (o)                        (860)                 -                    -              -                 (860)
DIP Fees                                       (1,559)                 -                    -              -               (1,559)
Professional Fees (p)                             (65)                 -                    -              -                  (65)
U.S. Trustee Quarterly Fees                         -                  -                    -              -                    -
                                        ------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                           (28,266)              (465)              (6,393)          (711)             (35,835)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                     792                196               (4,428)          (289)              (3,729)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                               1,576              1,050                  (55)           348                2,919
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                    1,866              1,050                    -            172                3,088
   Deposits in Transit                              -                  -                    -              -                    -
   Outstanding Checks                            (345)                 -                    -              -                 (345)
   Non-Debtor Funds in Debtor
   Accounts (k)                                    55                  -                  (55)             -                    -
   Other (n)                                        -                  -                    -            176                  176
ADJUSTED BANK BALANCE                           1,576              1,050                  (55)           348                2,919
----------------------------------------------------------------------------------------------------------------------------------


See footnotes on following page.

                                                                    MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 02/01/04 - 02/29/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

(a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services (see related appendix). As a result, amounts shown for lockbox activity in February 2004 are remaining flow of funds for items such as sales tax and payoff discounts. Additionally, payoffs of customer contracts and other miscellaneous fees are included in the receipts and disbursements for the restricted accounts shown under the "Non-Debtor Accounts" column.

(b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In February, $416 of customer payments were received in the Debtors bank accounts (see footnote h).

(c) The $26,622 of other receipts consists of $25,167 arising from the transfer of servicing to US Bancorp (effective February 3, 2004), $1,220 in receipts for ancillary servicer activities such as fees and maintenance pass through funds, $218 for the repayment of outstanding customer contracts and other miscellaneous, and International - $17.

(d) The number of employees at the end of the period as compared to pre-petition:

                      July                  231
                      February               34

(e) The Debtor's domestic benefit-to-payroll relationship is 12.6% for DFS. Benefit costs are reduced for collection of COBRA payments and payroll was adjusted for KERP payments during the period.

(f) Building costs of $107 consist of the following: Jamison office - $142, Chicago SPG office - $2, International - $3 and other miscellaneous utilities, storage, etc - $3. Allocation to DVI Business Credit Corporation (BC), case #03-12658 - ($43).

(g) Outside services reimbursements of ($52) are comprised of the following: workout/collections consultants and counsel expenditures - $4, payroll processing costs - $2, International - ($54) reimbursed for legal counsel costs ultimately paid by a non-Debtor entity. Allocation to BC - ($4).

(h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

      Principal payments totaling $307 were made during February. Please see the table below for detail of principal payments and the February ending balances (note that ending balances are affected by currency translation).

                                              FEBRUARY              ENDING
          BANK                                PRINCIPAL             BALANCE
          NAME               COUNTRY          REPAYMENTS         FEB. 29, 2004
          ----               -------          ----------         -------------
          ING           United Kingdom               $ --             $   910
          Isbank        Turkey                         --               9,064
          Oyak          Turkey                          7               5,027
          Lombard       United Kingdom                300              10,836
                                                     ----             -------
                                                     $307             $25,837
                                                     ====             =======

      (i) The $798 paid by DFS on behalf of affiliates consists of $400 advanced to RC III Trust contract, the allocation of Jamison-based costs to BC totaling $159, the direct payment of

            BC invoices $297. Furthermore, DFS paid out $68 on behalf of MSF (a non-Debtor entity) during the period and received $119 for January paid expenses (net $51 in reimbursements). An additional $7 in expenses was reimbursed by affiliate funds.

      (j) Other expenses of $543 are comprised of the following: transfer to escrow account - $200, franchise taxes - $118, SEC filing services - $41, insurance - $28, electronic data processing - $20, staffing and clerical - $10, bank charges - $4, International - $145 largely due to a tax equalization payment to former employees and other miscellaneous of $15. Allocation to BC - ($38).

      (k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in future periods.

      (l) Transfers of $228 were received in the international branch accounts during February. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

            Transfers of $40 were paid out of the international branch accounts during February. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

      (m)   Accounts for international branches of DFS (see footnote b).

      (n)   Primarily returned wires and checks.

      (o) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003.

      (p) Unpaid non-ordinary course professional fees outstanding as of the end of February 2004 are estimated at $10,706. This payable balance is due to a deferral of payment of fees until a budget is finalized and approved by creditor constituents (expected to occur in March
            2004). The fees consist of both Court required holdback amounts and unpaid invoices.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                       Beginning     Amount                   Ending
                                          Tax     Withheld or    Amount        Tax
                                       Liability    Accrued       Paid       Liability
                                       ---------    -------       ----       ---------
FEDERAL

Withholding                                  --          82          (82)          --
FICA-Employee                                --          38          (38)          --
FICA-Employer (b)                            12          39          (38)          13
Unemployment                                 --          --           --           --
Income (c)(d)                            54,203      (3,118)      (1,062)      50,023
Other                                        --          --           --           --
    Total Federal Taxes                  54,215      (2,959)      (1,220)      50,036
STATE AND LOCAL
Withholding                                  --          15          (15)          --
Sales (b)(e)                              3,502          --         (314)       3,188
Excise                                       --          --           --           --
Unemployment                                 --           3           (3)          --
Real Property (e)                            --          --           --           --
Personal Property (e)                        --          --           --           --
Florida Doc Stamp                            --          --           --           --
Franchise                                    --          --           --           --
Other: Local Income Tax Withholding          --           4           (4)          --
    Total State and Local                 3,502          22         (336)       3,188
TOTAL TAXES                              57,717      (2,937)      (1,556)      53,224


                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING (f)         AMOUNT
0 - 30 days                         432
31 - 60 days                         --
61 - 90 days                         --
91+ days                             --
TOTAL ACCOUNTS PAYABLE              432


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
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See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 02/01/04 - 02/29/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

      (e) US Bancorp, as part of the transfer of servicing (see Appendix 1), has administrative responsibility after January 2004 for sales taxes and property taxes.

      (f) Includes only postpetition trade payables. See footnote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04


                            ACCOUNTS RECEIVABLE AGING
(in thousands)

ACCOUNTS RECEIVABLE AGING (a)(b)(c)                          AMOUNT
Debtor-owned contract receivables                            184,915



                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                         YES      NO
1.    Have any assets been sold or transferred outside the normal course of           X
      business this reporting period? If yes, provide an explanation below. (SEE
      ATTACHED APPENDICES)

2.    Have any funds been disbursed from any account other than a debtor in                    X
      possession account this reporting period? If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed? If no, provide an          X
      explanation below.

4.    Are workers compensation, general liability and other necessary insurance       X
      coverages in effect? If no, provide an explanation below.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 02/01/04 - 02/29/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

      (a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

      (b) Consists of the following Debtor-owned contract receivables categories:

              Serviced by USBPS                                 $133,648
              Serviced by DFS and other parties                   36,530
              International owned contract receivables            14,737
                                                                --------
              Total                                             $184,915

      (c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period: 02/01/04 - 02/29/04








                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT


To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

               3/23/2004                /s/ John P. Boyle
---------------------------------       -------------------------------------
                 Date                   Signature of Responsible Party
                                        John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting period: 02/01/04 - 02/29/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description: On February 3, 2004, DVI Financial Services Inc.
                   ("DFS"), as servicer to customer contracts sold into securitization pools as well as its own cash funded loans, received Bankruptcy Court approval of an agreement (the "Settlement Agreement") to settle outstanding issues and claims, amend certain provisions of the governing documents and transfer servicing (collections) to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"). Parties to the Settlement Agreement include DFS, USBPS, U.S. Bank National Association and the Ad Hoc Committee of Securitization Noteholders.

Effective Date:      02/3/04

Compensation (a):  Return of servicer advances                 $21,321
                   Servicing and ancillary fees                  7,027
                   Compromise amount by the estate
                   to achieve the Settlement Agreement
                   with USBPS                                   (3,181)
                                                               -------
                   Total                                       $25,167
                                                               =======

      (a) Compensation consists of the $25.2 million cash paid in February 2004 plus $6.0 million to be paid in twelve (12) $500,000 monthly payments (beginning in March 2004) as consideration for the assignment of servicing rights to USBPS.